Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Timothy Forrester, Executive Vice President and Chief Financial Officer of UWM Holdings Corporation (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: November 9, 2021	By:	/s/ Timothy Forrester
Timothy Forrester
Executive Vice President, Chief Financial Officer
(Principal Financial Officer)